Exhibit 99.2

First Quarter 2022 Results Earnings Release Presentation April 19, 2022

First Quarter 2022 | PACW | p. 2 » Solid earnings – net earnings of $120.1 million; net interest income up $8.3 million or 2.8% compared to 4Q21; PPNR of $162.1 million » Strong loan growth – loans up $1.4 billion or 6.1% compared to 4Q21 » Civic momentum continues – originated $559 million compared to $480 million in 4Q21; total loan balance now $1.7 billion » Mixed deposit activity – core deposits down 3.2% or $1.1 billion compared to 4Q21 primarily related to venture banking down $1.5 billion; community banking/national lending up $415 million » Noninterest expenses – $167.4 million; down from 4Q21 primarily in compensation expense due to lower commissions and bonus expense » Credit/Asset Quality – continued improvement; ACL ratio of 1.12%; classified assets below pre - pandemic levels; net charge - offs of $1.2 million; trailing 12 months net recoveries to average loans and leases of (0.02%) » Strong liquidity position – deployed approximately $1.4 billion of cash into loans and $0.6bn to decrease higher - rate wholesale deposits in 1Q22; $10.0 billion AFS investment portfolio » Capital Management – total risk - based capital decreased to 12.27% from 12.69% at 4Q21; Tier 1 capital decreased to 9.07% from 9.32% at 4Q21; decreases due to increase in risk - weighted assets of $1.8 billion primarily due to loan growth Key First Quarter Takeaways

First Quarter 2022 | PACW | p. 3 First Quarter 2022 Highlights • $33.2bn low - cost deposit base • 95% of deposits are core deposits; 42% are noninterest - bearing • Loan to deposit ratio up to 73% from 65% at 4Q21 • ACL ratio of 1.12% • Classified loans to total loans of 0.34% • Net charge - offs of $1.2 million • Net charge - offs to average loans and leases of 2 bps • Classified loans of $82.1mm, a decline of 72% from 2Q20 high • Special mention loans of $377.3mm, a decline of 58% from 1Q20 high • CET1 ratio of 8.64%; Tier 1 ratio of 9.07%; Total capital ratio of 12.27% Strong Balance Sheet Profitability • Net earnings of $120.1mm, or $1.01 per diluted share • Pre - provision, pre - tax net revenues (“PPNR”) of $162.1mm (1) • ROAA of 1.22% • ROATE of 20.93% (1) • Net interest income increased $8.3mm or 2.8% compared to 4Q21 • Net interest margin of 3.43%, up 19 bps from 4Q21 • Loan and lease yield of 4.66% • Cost of deposits of 7 bps • Efficiency ratio of 50.1% • No provision for credit losses • Warrant income of $0.6 mm vs. record $24.0mm in 4Q21 • Dividends and gains/(losses) on equity investments of ($11.4mm) vs. ($1.6mm) in 4Q21 Growth • Loan production of $2.6bn at weighted average rate of 4.31% • Loan growth of $1.4bn or 6.1% compared to 4Q21 • Total assets decreased $1.2bn or 3.0% compared to 4 Q21 • Core deposits decreased $1.1bn or 3.2% compared to 4Q21 primarily from venture banking clients • Total deposits decreased $1.8bn or 5.1% compared to 4Q21, including a $0.6bn decrease in higher - rate wholesale deposits (1) See “Non - GAAP Measurements” slides starting on page 30.

First Quarter 2022 | PACW | p. 4 $19.0bn $19.5bn $20.5bn $22.9bn $24.4bn 1.63% 1.19% 1.01% 0.88% 0.81% 1Q21 2Q21 3Q21 4Q21 1Q22 Loans and Leases, Net of Deferred Fees (4) $28.2bn $29.6bn $30.6bn $35.0bn $33.2bn 0.11% 0.10% 0.08% 0.08% 0.07% 1Q21 2Q21 3Q21 4Q21 1Q22 Core and Total Deposits (1)(2) $5.9bn $7.2bn $9.3bn $10.7bn $10.0bn 2.44% 2.23% 2.12% 2.02% 2.17% 1Q21 2Q21 3Q21 4Q21 1Q22 Total Investments and Yield (3) Balance Sheet Highlights $383.0mm $300.2mm $279.8mm $273.6mm $272.5mm 2.14% 1.59% 1.38% 1.20% 1.12% 1Q21 2Q21 3Q21 4Q21 1Q22 Allowance for Credit Losses (5) (1) ■ Core Deposits ■ Non - core Deposits (2) Line is quarterly cost of average total deposits (3) Line is quarterly yield on average investment securities (4) Line is ALLL as % of loans and leases, excluding PPP loans (5) Line is ACL as % of loans and leases, excluding PPP loans

Profitability Highlights

Net Earnings & EPS



$150.4mm
$180.5mm
$140.0mm
$136.0mm
$120.1mm
$1.27
$1.52
$1.17
$1.14
$1.01
1Q21
2Q21
3Q21
4Q21
1Q22

PPNR & PPNR ROAA[1]



$156.0mm
$154.9mm
$167.8mm
$181.7mm
$162.1mm
2.01%
1.81%
1.86%
1.79%
1.65%
1Q21
2Q21
3Q21
4Q21
1Q22

Noninterest Expenses & Efficiency Ratio



$150.1mm
$151.8mm
$159.4mm
$176.1mm
$167.4mm
46.4%
47.9%
47.2%
46.2%
50.1%
1Q21
2Q21
3Q21
4Q21
1Q22

ROAA

ROATE[1]



1.94%
2.11%
1.55%
1.34%
1.22%
25.67%
29.25%
21.03%
22.06%
20.93%
1Q21
2Q21
3Q21
4Q21
1Q22
1Q21
2Q21
3Q21
4Q21
1Q22

(1) See "Non-GAAP Measurements" slides starting on page 30.

PacWest Bancorp

First Quarter 2022 | PACW | p. 5

First Quarter 2022 | PACW | p. 6 0.11% 0.10% 0.08% 0.08% 0.07% 0.15% 0.13% 0.11% 0.10% 1Q21 2Q21 3Q21 4Q21 1Q22 Cost of Total Deposits PACW Avg. Total Deposits Cost KRX Median Deposits Cost 5.20% 5.18% 5.01% 4.93% 4.66% 4.10% 4.04% 4.03% 3.95% 1Q21 2Q21 3Q21 4Q21 1Q22 Loan and Lease Yield (TE) PACW TE Avg. KRX Median 3.69% 3.40% 3.33% 3.24% 3.43% 3.09% 3.02% 2.94% 2.90% 1Q21 2Q21 3Q21 4Q21 1Q22 Net Interest Margin (TE) PACW Reported TE NIM KRX Median NIM $261.3mm $266.3mm $275.8mm $300.4mm $308.7mm 1Q21 2Q21 3Q21 4Q21 1Q22 Net Interest Income Growing Net Interest Income Source: S&P Global Market Intelligence. Peer data is through 4Q21. Peer group is banks in the KBW Nasdaq Regional Bank Index – “KRX”.

Capital Ratios



Tangible BV and Capital Ratios[1]
$20.39
$21.95
$22.57
$21.31
$18.42
13.60%
14.99%
14.36%
12.69%
12.27%
10.39%
10.41%
10.65%
9.32%
9.07%
10.39%
10.41%
10.15%
8.86%
8.64%
1Q21
2Q21
3Q21
4Q21
1Q22
Tangible BV per Share
CET1 Capital
Tier 1 Capital
Total Capital

Capital Levels



Capital in Excess of Conservation Buffer
CET1 Capital
4.50%
7.00%
8.64%
$497mm
Tier 1 capital
6.00%
8.50%
9.07%
$174mm
Total Capital
8.00%
10.50%
12.27%
$537mm
Minimum
Capital Conservation Buffer
PACW

(1) See "Non-GAAP Measurements" slides starting on page 30.

PacWest Bancorp

Capital Change Drivers

- 1Q22 decrease due to increase in risk-weighted assets of $1.8 billion due primarily to loan growth
- Generated significant earnings of $607.0 million in 2021; offset by increase in goodwill from acquisitions and increase in risk-weighted assets of $5.8 billion from excess liquidity deployment
- 4Q21 decrease due to increase in goodwill from HOA acquisition and deployment of approximately $3.8 billion in excess cash into higher risk-weighted assets
- 3Q21 decrease due to approximately $3.0 billion of excess cash deployed into higher risk-weighted assets
- 2Q21 increase due to sub-debt capital raise of $400 million at 3.25% at the Bank level
- 1Q21 decrease due primarily to the increase in goodwill from Civic acquisition
- Planning to grow capital to levels more similar to the first half of 2021
- 1Q22 dividend of $0.25 per share, consistent since May 2020

First Quarter 2022 | PACW | p. 7

First Quarter 2022 | PACW | p. 8 Commercial RE 15% Residential RE 35% Commercial construction 3% Residential construction 12% Asset - based 19% Venture capital 9% Other commercial 5% Consumer 2% As of March 31, 2022 ($ in millions) $ Mix $ Mix $ Mix Real Estate Mortgage: Commercial RE 3,670$ 15% 3,762$ 17% 3,942$ 21% Residential RE 8,369 35% 7,416 32% 4,045 21% Total Real Estate Mortgage 12,039 50% 11,178 49% 7,987 42% RE Construction & Land: Commercial 802 3% 833 4% 990 5% Residential 2,892 12% 2,604 11% 2,576 14% Total RE Construction & Land 3,694 15% 3,437 15% 3,566 19% Total Real Estate 15,733 65% 14,615 64% 11,553 61% Commercial: Asset-based 4,739 19% 4,075 18% 3,383 18% Venture capital 2,077 9% 2,321 10% 1,496 8% Other commercial 1,298 5% 1,472 6% 2,207 11% Total Commercial 8,114 33% 7,868 34% 7,086 37% Consumer 505 2% 458 2% 340 2% Total Loans HFI (1) 24,352$ 100% 22,941$ 100% 18,979$ 100% Unfunded commitments 9,899$ 9,006$ 8,128$ 12/31/2021 3/31/20213/31/2022 Diversified Loan and Lease Portfolio (1) Net of deferred fees and costs

Diversified Loan and Lease Portfolio



Real Estate ($15.7B)
Construction & Land, $3,224mm, 20%
Commercial RE, $2,496mm, 16%
Construction - renovation, $470mm, 3%
SBA, $622mm, 4%
Hotel, $552mm, 4%
Residential mortgage loans, $2,978mm, 19%
Investor-owned residential, $1,311mm, 8%
Multi-family, $4,080mm, 26%

($ in millions)	3/31/2022 $	3/31/2022 Mix	12/31/2021 $	12/31/2021 Mix	3/31/2021 $	3/31/2021 Mix
Real Estate:						
Multi-family	$ 4,080	26%	$ 3,915	27%	$ 3,579	31%
Construction - Res. & Coml.[1]	3,224	20%	3,014	21%	3,364	29%
Residential mortgage loans	2,978	19%	2,450	17%	223	2%
Commercial RE[2]	2,496	16%	2,546	17%	2,792	24%
Investor-owned residential	1,311	8%	1,050	7%	244	2%
SBA	622	4%	624	4%	610	5%
Hotel	552	4%	593	4%	539	5%
Construction - Renovation	470	3%	423	3%	202	2%
Total Real Estate	**$ 15,733**	**100%**	**$ 14,615**	**100%**	**$ 11,553**	**100%**

(1) Of which land represents $165 million, $152 million and $148 million at 3/31/22, 12/31/21 and 3/31/21.
(2) Comprised of 38% office, 21% industrial, 17% retail and 24% other at 3/31/22.



Asset-Based ($4.7B)
Other $217mm, 5%
Premium Finance $651mm, 14%
Equipment Finance $771mm, 16%
Lender Finance $3,100mm, 65%

($ in millions)	3/31/2022 $	3/31/2022 Mix	12/31/2021 $	12/31/2021 Mix	3/31/2021 $	3/31/2021 Mix
Asset-Based:						
Lender Finance	$ 3,100	65%	$ 2,618	64%	$ 2,113	63%
Equipment finance[1]	771	16%	681	17%	647	19%
Premium Finance	651	14%	586	14%	450	13%
Other	217	5%	190	5%	173	5%
Total Asset-Based	**$ 4,739**	**100%**	**$ 4,075**	**100%**	**$ 3,383**	**100%**

(1) Amount excludes equipment leased to others under operating leases which is included in Other Assets.

PacWest Bancorp

First Quarter 2022 | PACW | p. 9

First Quarter 2022 | PACW | p. 10 Diversified Loan and Lease Portfolio Paycheck Protection Program , $70mm , 5% Secured Business Loans , $479mm , 37% Security Monitoring , $77mm , 6% Unsecured Business Loans , $306mm , 24% Municipal , $213mm , 16% Other , $153mm , 12% Other Commercial ($1.3B) Equity Fund Loans , $1,543mm , 74% Venture Lending , $534mm , 26% Venture Capital ($2.1B) ($ in millions) $ Mix $ Mix $ Mix Other Commercial: Secured Business Loans 479$ 37% 486$ 33% 398$ 18% Unsecured Business Loans 306 24% 331 22% 237 11% Municipal 213 16% 248 17% 126 6% Security Monitoring 77 6% 90 6% 206 9% Paycheck Protection Program 70 5% 157 11% 1,079 49% Other 153 12% 160 11% 161 7% Total Other Commercial 1,298$ 100% 1,472$ 100% 2,207$ 100% 3/31/2022 3/31/202112/31/2021 ($ in millions) $ Mix $ Mix $ Mix Venture Capital: Equity Fund Loans 1,543$ 74% 1,707$ 74% 890$ 59% Venture Lending 534 26% 614 26% 606 41% Total Venture Capital 2,077$ 100% 2,321$ 100% 1,496$ 100% 3/31/2022 3/31/202112/31/2021

First Quarter 2022 | PACW | p. 11 ($ in millions) Production/ Disbursements Payoffs/ Paydowns Net Difference Rate on Production (1) ($ in millions) Loans Beginning Balance (2) Loans Ending Balance (2) Quarterly Change (3) 1Q22 4,164$ 2,714$ 1,450$ 4.31% 1Q22 22,942$ 24,352$ 1,410$ 4Q21 5,290 2,845 2,445 3.89% 4Q21 20,511 22,942 2,431 3Q21 3,755 2,747 1,008 4.24% 3Q21 19,506 20,511 1,005 2Q21 3,326 2,771 555 4.55% 2Q21 18,979 19,506 527 1Q21 2,636 2,702 (66) 4.36% 1Q21 19,083 18,979 (104) $1,232 $1,662 $2,406 $3,373 $2,575 $1,023 $1,664 $1,349 $1,917 $1,589 $381 $0 $0 $0 $0 $1,635 $1,969 $1,733 $2,000 $1,449 $1,067 $802 $1,014 $845 $1,265 $2,636 $3,326 $3,755 $5,290 $4,164 $2,702 $2,771 $2,747 $2,845 $2,714 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 1Q21 2Q21 3Q21 4Q21 1Q22 Avg. Rate on Production Millions Production Disbursements PPP Loans Payoffs Paydowns Rate on Production Loan and Lease Production of $2.6 Billion in 1Q22 (1) The weighted average TE rate on production presents contractual rates and does not include amortized fees. Amortized fees add ed approximately 24 basis points to loan yields in 1Q22 and 38 basis points in 2021. (2) Net of deferred fees and costs. (3) “Quarterly Change” equals “Net Difference” plus transfers to loans held for sale, transfers to OREO, charge - offs, loan sales and loans acquired through acquisitions.

First Quarter 2022 | PACW | p. 12 California, 43% Colorado , 12% Florida , 8% Virginia , 4% Arizona , 3% New York , 8% Washington , 3% Others , 13% Texas , 3% Illinois , 3% $5.4bn (1) MF Construction Commitments Multi - Family Loans Principal Balance Amount Count 3/31/22 Tota l 3/31/22 % of Tota l $0 ~ $5mm 853 1,672mm 41% $5mm ~ $10mm 171 1,140mm 28% $10mm ~ $30mm 51 751mm 18% $30mm ~ $171mm 7 517mm 13% Total 1,082 $ 4,080mm California, 79% Washington , 7% Nevada , 2% Oregon , 3% Arizona , 2% Colorado , 2% Others , 5% $4.1bn (2) Multi - family Residential Portfolio By State Multi - family Residential (1) MF construction commitments have an average loan - to - cost ratio of 64% as of March 31, 2022. (2) $1.3bn, or approximately 33%, of MF portfolio is 50% risk - weighted. (3) Included in MF construction commitments are $1.4bn of commitments to build low income housing MF projects with a weighted average LTC of 74%. LTC > 70% , 21% LTC 20% - 50% , 2% LTC 50% - 60% , 38% LTC 60% - 70% , 39% MF Construction Commitments By Loan - To - Cost Range (3) Risk Rating Count 3/31/22 Tota l Pass/Watch 1,078 $ 4,063mm Special Mention 1 13mm Classified 3 4mm Total 1,082 $ 4,080mm

First Quarter 2022 | PACW | p. 13 Multi - Family Apts, 67% Condominiums , 3% Hotel , 5% Office, 5% Industrial , 3% Retail , 1% Mixed - Use, 3% Land & Other, 5% SFR , 8% Commitments by Property Type Construction & Land Loans New Jersey , 3% Other, 17% Virginia , 2% Wash DC, 2% New York, 11% Colorado 9% Washington, 2% California , 45% Florida, 7% Arizona, 2% Commitments by State Commitment Amount Count 3/31/22 Commitment 3/31/22 Outstanding 3/31/22 % of Tota l Civic 1,014 $ 535mm $ 470mm 13% $0 ~ $10mm 208 451mm 271mm 7% $10mm ~ $25mm 60 965mm 495mm 13% $25mm ~ $50mm 59 2,182mm 949mm 26% $50mm ~ $100mm 38 2,481mm 911mm 25% $100mm ~ $181mm 12 1,474mm 598mm 16% Total 1,391 $ 8,088mm $ 3,694mm LTC 40% - 50%, 6% LTC 50% - 60%, 41% LTC 60% - 70%, 36% LTC > 70%, 17% (2) Commitments By Loan - To - Cost Range (1) Risk Rating Count 3/31/22 Tota l Pass/Watch 1,372 $ 3,602mm Special Mention 5 85mm Classified 14 7mm Total 1,391 $ 3,694mm (1) Excludes land and Civic commitments. (2) 69% of commitments with LTC > 70% are for low income housing projects.

First Quarter 2022 | PACW | p. 14 For - rent Residential , $256mm , 46% Residential Bridge , $107mm , 19% Construction - Renovation , $163mm , 29% Multi - family , $33mm , 6% Loan Production in 1Q22 – $559 Million (1) Civic Loans 3/31/22 12/31/21 $ % $ % For - rent residential $ 823mm 48% $ 584mm 42% Residential - bridge 331mm 19% 319mm 23% Multi - family 83mm 5% 53mm 4% Total investor - owned residential 1,237mm 956mm Construction - renovation 470mm 28% 423mm 31% Total Civic $ 1,707mm 100% $ 1,379mm 100% Risk Rating Count 3/31/22 Tota l Pass/Watch 4,810 $ 1,680mm Special Mention 1 15mm Classified 28 12mm Total 4,839 $ 1,707mm (1) WAC on new production, excluding fees was 6.60% Credit Quality 3/31/22 12/31/21 Accruing and 30 - 89 days past due $ 34.4mm $ 19.9mm Non - accrual $ 11.7mm $ 7.8mm YTD net charge - offs $ --- $ 86K Foreclosed Assets $ --- $ --- $231mm $423mm $481mm $480mm $559mm $290mm $662mm $1,048mm $1,379mm $1,707mm 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 Loan Production & Portfolio Balance Production Ending Balance Portfolio Composition

First Quarter 2022 | PACW | p. 15 ($ in millions) Variable Loans by Rate Index Amount % of Total Variable 1 - month LIBOR $3,429 3 - month LIBOR 57 6 - month LIBOR 245 12 - month LIBOR 138 Total LIBOR - based Loans $3,869 35% SOFR 2,578 23% Other Index 885 8% Prime Rate 3,757 34% Total Variable Loans $11,089 100% Interest Rate Components of the Loan and Lease Portfolio Fixed - Rate , 36% Variable - Rate, 46% Hybrid , 18% Loan Portfolio by Repricing Type 0% 10% 20% 30% 40% 50% 60% 70% - 2.00 4.00 6.00 8.00 Floor is "In the Money" Now Increase 50 bps Increase 100 bps Increase 150 bps Increase 200 bps Increase 250 bps Increase 300 bps % of Variable Rate Loans Cumulative Balance ($ bn’s ) Billions Amount of Rate Increase Floor Analysis - Variable Rate Loans Loan Book % of Total Variable $1,322mm $1,055mm $4,359mm $6,616mm 1 Year 2 Years 3 - 5 Years > 5 Years Fixed/Hybrid Years to Maturity/Repricing

First Quarter 2022 | PACW | p. 16 Interest Rate Sensitivity Balance Sheet Positioning • 1Q22 low - cost average deposit base of $34.3 billion at 7 bps • Balance sheet provides opportunities for re - mixing of earning assets • Well - positioned balance sheet for increases in interest rates • As of 3/31/22: • Cash and cash equivalents were 6% of earning assets, down from 11% at 12/31/21 • AFS securities were 27% of earning assets, down from 28% at 12/31/21 • Loans and leases were 67% of earning assets, up from 61% at 12/31/21 • Loans to deposits ratio of 73%, up from 65% at 12/31/21 Interest - bearing, 58% Noninterest bearing, 42% Deposits by Type • Base case above is static balances applying forward rate curve as of 3/31/22 (which assumes nine 25 bps rate hikes over the next 12 months) • Based on static 12/31/21 balances using the forward curve, forecasted 12 - month NII is at $1.33 billion and the corresponding NIM is at 3.61% • Up/down scenarios above are based on instantaneous rate shocks • A 100 bps instantaneous rate hike applied on the forward curve increases 12 - month NII by 3.6% and the 12 - month NIM by 13 bps Business Model Fixed - Rate , 36% Variable - Rate, 46% Hybrid , 18% Loan Portfolio by Repricing Type Balance Sheet Positioning & Interest Rate Sensitivity Forecasted Forecasted Forecasted Net Interest March 31, 2022 Net Interest Percentage Net Interest Margin NII Income Change Margin Change Interest Rate Scenario (Tax Equivalent) From Base (Tax Equivalent) From Base (In millions) Up 300 basis points 1,465.4$ 10.38% 3.98% 0.37% Up 200 basis points 1,418.4$ 6.84% 3.86% 0.25% Up 100 basis points 1,375.3$ 3.60% 3.74% 0.13% BASE CASE 1,327.5$ 0.00% 3.61% —% Down 25 basis points 1,321.9$ -0.43% 3.59% (0.02)% Down 50 basis points 1,315.6$ -0.90% 3.58% (0.03)% Down 100 basis points 1,293.8$ -2.54% 3.52% (0.09)%

First Quarter 2022 | PACW | p. 17 Key Credit Quality Trends $67.7mm $56.8mm $64.5mm $61.2mm $66.5mm 0.36% 0.29% 0.31% 0.27% 0.27% 1Q21 2Q21 3Q21 4Q21 1Q22 Nonaccrual Loans and Leases (1) $82.0mm $70.0mm $77.9mm $74.0mm $66.8mm 0.43% 0.36% 0.38% 0.32% 0.27% 1Q21 2Q21 3Q21 4Q21 1Q22 Nonperforming Assets (2) $163.1mm $147.3mm $141.6mm $116.1mm $82.1mm 0.86% 0.75% 0.69% 0.51% 0.34% 1Q21 2Q21 3Q21 4Q21 1Q22 Classified Loans and Leases (1) $2.7mm ($5.2mm) $0.4mm $0.2mm $1.2mm 0.37% 0.27% 0.09% - 0.01% - 0.02% 0.06% - 0.11% 0.01% 0.00% 0.02% 1Q21 2Q21 3Q21 4Q21 1Q22 Net Charge - offs/(Recoveries) (3) (1) Line is as a percentage of total loans and leases (2) Line is as a percentage of total loans and leases and foreclosed assets (3) ■ Net charge - offs/(recoveries) for quarter ■ Trailing 12 months net C/O % ■ Net C/O as a % of average loans land leases (annualized)

First Quarter 2022 | PACW | p. 18 Allowance for Credit Losses (ACL ) ▪ No provision in Q1 driven by continued credit quality improvement and change in portfolio composition offset by loan growth. ▪ Used the Moody’s Consensus Scenario Forecast dated March 10, 2022 for 1Q22. ▪ No significant changes to CECL model or process. ▪ Decline in ACL ratio consistent with continuing improvement in credit quality metrics. ▪ Trending back to pre - pandemic levels. ▪ ACL and ALLL ratios were 0.97% and 0.76% at adoption of CECL on 1/1/20. $112.0mm $120.0mm $97.0mm $10.0mm - $48.0mm - $88.0mm - $20.0mm - $6.0mm $0.0mm 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Provision for Credit Losses $182.0mm $274.9mm $381.6mm $442.5mm $433.8mm $383.0mm $300.2mm $279.8mm $273.6mm $272.5mm 0.97% 1.39% 2.06% 2.48% 2.41% 2.14% 1.59% 1.38% 1.20% 1.12% 0.76% 1.12% 1.63% 1.94% 1.93% 1.63% 1.19% 1.01% 0.88% 0.81% 1/1/2020 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Allowance for Credit Losses (1) (1) ■ ALLL as % of loans and leases, excluding PPP loans ■ ACL as % of loans and leases, excluding PPP loans

Deposit Detail

($ in millions)	At or For the Quarter Ended March 31, 2022			At or For the Quarter Ended March 31, 2021		
Deposit Category	Average $	Quarter-End $	Mix	Average $	Quarter-End $	Mix
Noninterest-bearing demand	$ 14,464	$ 14,057	42%	$ 10,173	$ 11,017	39%
Interest checking	7,071	6,674	20%	6,347	6,862	25%
Money market	10,305	10,302	31%	6,869	7,113	25%
Savings	643	643	2%	573	584	2%
Total core deposits	32,483	31,676	95%	23,962	25,576	91%
Non-core non-maturity deposits	571	323	1%	1,163	1,163	4%
Total non-maturity deposits	33,054	31,999	96%	25,125	26,739	95%
Time deposits $250,000 and under	886	879	3%	962	940	3%
Time deposits over $250,000	392	347	1%	531	544	2%
Total time deposits	1,278	1,226	4%	1,493	1,484	5%
Total deposits (1)	$ 34,332	$ 33,225	100%	$ 26,618	$ 28,223	100%

Core: 95%


March 31, 2022
Interest checking
Money market
Savings deposits
Non-core non-maturity deposits
Time deposits $250,000 and under
Time deposits over $250,000
Noninterest-bearing demand


March 31, 2021
Interest checking
Money market
Savings deposits
Non-core non-maturity deposits
Time deposits $250,000 and under
Time deposits over $250,000
Noninterest-bearing demand

Core: 91%

(1) Does not include $1.7 billion and $1.4 billion of client investment funds held at March 31, 2022 and March 31, 2021, respectively.

PacWest Bancorp

First Quarter 2022 | PACW | p. 19

First Quarter 2022 | PACW | p. 20 $5.9bn $7.2bn $9.3bn $10.7bn $10.0bn 4.8 5.1 4.8 4.8 5.7 2.44% 2.23% 2.12% 2.02% 2.17% 6.9 7.0 6.2 5.9 6.9 1Q21 2Q21 3Q21 4Q21 1Q22 TE Yield, Avg. Life & Effective Duration Investments Effective Duration (Yrs) TE Yield Average Life (Yrs) Diversified Investment Portfolio (1) Fair value at 3/31/22 (2) Yield is for 1Q22 Asset - backed Securities , $113mm , 1% Agency Residential MBS , $2,789mm , 28% Agency Residential CMOs , $941mm , 10% Agency Commercial MBS , $1,562mm , 16% Private Residential CMOs , $238mm , 2% Corporate Securities , $509mm , 5% Municipal Securities , $2,125mm , 21% Collateralized Loan Obligations , $364mm , 4% Other, $25mm , 0% Private Commercial MBS , $401mm , 4% U.S. Treasuries , $908mm , 9% $10.0 Billion Total Investment Portfolio (1) 2.17% overall portfolio tax equivalent yield (2) First Quarter Activity: ▪ Purchased $180.4 million in 1Q22 – mostly in January: ▪ Average yield of 2.18% ▪ Weighted average life of 7.0 years ▪ Effective duration of 6.1 years ▪ Net pre - tax unrealized gain of $90.9 million at 12/31/21 ▪ Net pre - tax unrealized loss of $519.0 million at 3/31/22 ▪ Change in OCI of ($442.5mm) in 1Q22; No impact to capital ratios

First Quarter 2022 | PACW | p. 21 10.91% 10.01% 9.78% 10.53% 8.86% 8.64% 10.91% 10.01% 9.78% 10.53% 9.32% 9.07% 13.75% 12.72% 12.41% 13.76% 12.69% 12.27% 2017 2018 2019 2020 2021 1Q22 Consolidated CET 1, Tier 1 & Total Capital Ratios (1)(2) $15.9bn $16.3bn $16.2bn $22.3bn $32.7bn $31.7bn $18.9bn $18.9bn $19.2bn $24.9bn $35.0bn $33.2bn 2017 2018 2019 2020 2021 1Q22 Core and Total Deposits (3) Historical Financial Trends $25.0bn $25.7bn $26.8bn $29.5bn $40.4bn $39.2bn 2017 2018 2019 2020 2021 1Q22 Total Assets (1) ■ CET 1 capital ratio, ■ Tier 1 capital ratio, ■ Total capital ratio (2) CET 1 ratio equaled Tier 1 ratio prior to 2021 (3) ■ Core deposits (4) Net of deferred fees $16.9bn $18.0bn $18.8bn $19.1bn $22.9bn $24.4bn 2017 2018 2019 2020 2021 1Q22 Loans and Leases, Net (4)

First Quarter 2022 | PACW | p. 22 Historical Financial Trends $18.24 $18.02 $19.77 $21.05 $21.31 $18.42 2017 2018 2019 2020 2021 1Q22(2) Tangible Book Value Per Share (2)(3) $2.91 $3.72 $3.90 $1.97 $5.10 $1.01 2017 2018 2019 2020 2021 1Q22 Earnings Per Share (1) 15.75% 22.25% 21.49% 10.36% 24.41% 20.93% 2017 2018 2019 2020 2021 1Q22 Return on Average Tangible Equity (1)(3) (1) 2020 excludes goodwill impairment of $1.47 billion (2) Decrease primarily due to $3.70 decrease from change in other comprehensive income from unrealized losses on the investment portfolio (3) See “Non - GAAP Measurements” slides starting on slide 30 $357.8mm $465.3mm $468.6mm $232.4mm $607.0mm $120.1mm 2017 2018 2019 2020 2021 1Q22 Net Earnings (1)

First Quarter 2022 | PACW | p. 23 » Loan activity – low double - digit loan growth » Deposit activity – flat to down primarily depending on venture banking activity highly influenced by the capital markets; expect some migration to PWAM to continue » Noninterest income – warrant income dependent on capital market activity while equity investment volatility should be less given fewer equity investments held at quarter - end; expect return to more historical averages pre - 2021 » Noninterest expense – adding back foreclosed assets income in 1Q22 of $3.4mm provides reasonable starting point; then generally increasing based on timing of hiring and digital strategy spend » ACL – continue slow trend back towards the day 1 CECL ACL ratio of ~1.00%; timing and pace dependent on economic forecasts/conditions, trends in credit quality and loan growth » Capital – looking to build capital levels via earnings; managing risk - weighted assets; considering various capital management options, such as a preferred offering under right market conditions to accelerate capital growth General Outlook Ahead

First Quarter 2022 | PACW | p. 24 » Key Initiatives • Maturation of Civic • Organic loan growth; no headwinds from exited portfolios • Capital management – maintaining focus on solid balance sheet; grow capital to keep pace with loan growth • Digital innovation » Looking Ahead • Organic growth – continued investment in existing business lines • Disciplined strategic growth – any acquisition should add new products, talent and/or markets; striving for better not just bigger Strategic Approach for Sustainable EPS Growth

Digital Innovation

Leverage FinTech Partnerships to Deliver Digital Solutions Across the Client Journey

Stronger Client Relationships

Increased Cross-Selling Opportunities

Seamless and Contextual Client Experience

Accelerated Innovation

CLIENT-CENTRIC DIGITAL EXPERIENCE

Simplified Digital Account Opening

- Reimagined Experience Leveraging Data-driven Insights
- Electronic Signatures and Records
- Digital Forms

Modernized and Intuitive Digital Experience Across the Client Journey

- Online and Mobile Banking
- Merchant Services
- Virtual Cards
- Foreign Exchange

Streamlined API Connectivity provides Flexibility and Choice

- Accounting and ERP Platform Connectivity
- HOA Platform Connectivity Delivers Segment Depth
- Enhanced Payment Capability via Connectivity Solutions

PacWest Bancorp

ONBOARD | CONNECT | TRANSACT

First Quarter 2022 | PACW | p. 25

First Quarter 2022 | PACW | p. 26 Update on Our ESG Journey » Issued our second annual ESG Report on April 7, 2022 » ESG Report included the SASB disclosure matrix and the GRI content index matrix » Expanded the ESG disclosures in our 2022 Proxy Statement » Board Oversight, Executive Management ESG Committee and working groups continue to drive enhancements in our program and reporting » Comprehensive Enterprise Risk Management program with mature BSA, cybersecurity and data privacy programs » Strong corporate governance with 92% independent directors, separate Chairman and CEO roles and all board committees chaired by independent directors » Monitoring new SEC climate risk disclosure proposal » Expect to complete a climate risk impact assessment in 2022

First Quarter 2022 | PACW | p. 27 Product Offerings Community Banking National Lending Venture Banking • Attractive branch network with 69 full service branches in California and one in Denver, Colorado • Offers a full suite of deposit products and services, including on - line banking • Business lending products: includes secured business, asset - based and tax - exempt loans • Real estate lending products: includes multi - family, commercial real estate and construction loans • Limited consumer loan offerings • Borrower relationships generally include a deposit relationship • Specialized suite of products for HOA industry • Diversified by loan and lease type, geography and industry o Asset - Based Lending (ABL) ▪ Lender Finance, Equipment Financing and Premium Finance o Commercial Real Estate ▪ Multi - family , Hotel, Office, Retail, Industrial, SBA and Construction • Focus on small to middle - market businesses nationally • Expertise in niche segments (aviation lending and corporate finance) limits new competitors • Borrower relationships may include deposit accounts and treasury services • Four product offerings: Technology, Life Sciences, Fund Finance, Structured Finance • National business with offices located in key innovative hubs across the United States • Offers a comprehensive suite of financial services for venture - backed companies and their venture capital and private equity investors • Provides comprehensive treasury management solutions, including credit cards, international - related products and asset management services to clients • Borrower relationships almost always include a deposit relationship • Branch office in Durham, North Carolina Civic Financial Services • Four product offerings: Construction – Renovation, Residential – Bridge, For - Rent Residential, Multi - family • Lends to investors who want to renovate and “flip” property or rent property • Offices located in 11 states; make loans in 28 states and the District of Columbia • Headquartered in Redondo Beach, CA • Subsidiary of Pacific Western Bank

First Quarter 2022 | PACW | p. 28 Durham, NC Los Angeles, CA Nationwide Lender Combined with California Branch Network Chevy Chase, MD Chicago, IL Denver, CO New York, NY Boston, MA Minneapolis, MN Campbell, CA Menlo Park, CA San Francisco, CA National Lending office Venture Banking office Community Banking branch Primary offices in 14 states San Diego, CA Austin, TX

Company History of Quality Growth


Growth Initiatives
De-Risking Initiatives
1998 Bank Formed with Merger of 2 Banks
1998~2013 Completed 26 Acquisitions
CapitalSource Acquisition
New National Construction Lending Team
Square 1 Acquisition
New Multi-Family Lending Team
New Tax-Exempt Lending Team
CUB Acquisition
Colorado Market Expansion 4Q19
Civic Acquisition 2/1/21
HOA Business Acquisition (10/8/21)
1998
2014
2015
2016
2017
2018
2019
2020
2021
2022
Sold Celtic Capital
Strengthened construction lending criteria - lower loan- to-cost ratio
Sold PWEF Leasing
Began to reduce exposure to Healthcare Real Estate
Began to emphasize Equity Fund Loans in Venture Banking
Sold $1.5bn of Cash Flow Loans
Discontinued originating Security Monitoring and NL Healthcare RE loans
Pandemic – intensely managed loan portfolio

PacWest Bancorp

First Quarter 2022 | PACW | p. 29

Non-GAAP Measurements

The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's operational performance and to enhance investors' overall understanding of such financial performance. These non-GAAP financial measures should not be considered a substitute for financial measures presented in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.

The table below presents reconciliations of certain GAAP to non-GAAP financial measures:

($ in thousands, except per share amounts)	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Tangible Common Equity Ratio & Tangible Book Value Per Share					
Stockholders' equity	$ 3,650,595	$ 3,999,630	$ 3,918,434	$ 3,846,681	$ 3,654,137
Less: Intangible assets	1,447,044	1,450,693	1,219,651	1,222,541	1,225,404
Tangible common equity	$ 2,203,551	$ 2,548,937	$ 2,698,783	$ 2,624,140	$ 2,428,733
Total assets	$ 39,249,639	$ 40,443,344	$ 35,885,676	$ 34,867,987	$ 32,856,533
Less: Intangible assets	1,447,044	1,450,693	1,219,651	1,222,541	1,225,404
Tangible assets	$ 37,802,595	$ 38,992,651	$ 34,666,025	$ 33,645,446	$ 31,631,129
Equity to assets ratio	9.30%	9.89%	10.92%	11.03%	11.12%
Tangible common equity ratio (1)	5.83%	6.54%	7.79%	7.80%	7.68%
Book value per share	$ 30.52	$ 33.45	$ 32.77	$ 32.17	$ 30.68
Tangible book value per share (2)	$ 18.42	$ 21.31	$ 22.57	$ 21.95	$ 20.39
Shares outstanding	119,601,766	119,584,854	119,579,566	119,555,102	119,105,642
Return on Average Tangible Equity					
Net earnings	$ 120,128	$ 136,045	$ 139,996	$ 180,512	$ 150,406
Add: intangible amortization	3,649	3,876	2,890	2,889	3,079
Adjusted net earnings	$ 123,777	$ 139,921	$ 142,886	$ 183,401	$ 153,485
Average stockholders' equity	$ 3,847,481	$ 3,954,267	$ 3,916,621	$ 3,739,042	$ 3,617,248
Less: Average intangible assets	1,449,056	1,437,780	1,221,253	1,224,208	1,192,780
Average tangible common equity	$ 2,398,425	$ 2,516,487	$ 2,695,368	$ 2,514,834	$ 2,424,468
Return on average equity	12.66%	13.65%	14.18%	19.36%	16.86%
Return on average tangible equity (3)	20.93%	22.06%	21.03%	29.25%	25.67%

(1) Tangible common equity divided by tangible assets

(2) Tangible common equity divided by shares outstanding

(3) Annualized adjusted net earnings divided by average tangible common equity

PacWest Bancorp

First Quarter 2022 | PACW | p. 30

First Quarter 2022 | PACW | p. 31 Non - GAAP Measurements The table below presents reconciliations of certain GAAP to non - GAAP financial measures. PPNR represents pre - provision, pre - tax net revenue. ($ in thousands) March 31, 2022 December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 PPNR and PPNR Return on Average Assets Net earnings 120,128$ 136,045$ 139,996$ 180,512$ 150,406$ Add: Provision for credit losses - (6,000) (20,000) (88,000) (48,000) Add: Income tax expense 41,981 51,632 47,770 62,417 53,556 Pre-provision, pre-tax revenue ("PPNR") 162,109$ 181,677$ 167,766$ 154,929$ 155,962$ Average assets 39,883,304$ 40,358,147$ 35,871,664$ 34,326,112$ 31,415,882$ Return on average assets (1) 1.22% 1.34% 1.55% 2.11% 1.94% PPNR return on average assets (2) 1.65% 1.79% 1.86% 1.81% 2.01% (1) Annualized net earnings divided by average assets (2) Annualized PPNR divided by average asets Three Months Ended

Bank Holding Companies and Banks in the KRX Index

Total Assets (*in billions*)

1	Popular, Inc.	BPOP	$ 75.089	26	Simmons First National Corporation	SFNC	$ 24.725
2	East West Bancorp Inc.	EWBC	$ 60.871	27	Old National Bancorp	ONB	$ 24.454
3	Synovus Financial Corp.	SNV	$ 57.317	28	Ameris Bancorp	ABCB	$ 23.858
4	Western Alliance Bancorporation	WAL	$ 55.983	29	Eastern Bankshares, Inc.	EBC	$ 23.512
5	Cullen/Frost Bankers, Inc.	CFR	$ 50.878	30	Bank of Hawaii Corporation	BOH	$ 22.785
6	Wintrust Financial Corporation	WTFC	$ 50.142	31	Pacific Premier Bancorp, Inc.	PPBI	$ 21.094
7	Cadence Bank	CADE	$ 47.685	32	United Community Banks, Inc.	UCBI	$ 20.947
8	Valley National Bancorp	VLY	$ 43.446	33	Columbia Banking Systems, Inc.	COLB	$ 20.945
9	UMB Financial Corporation	UMBF	$ 42.693	34	Cathay General Bancorp	CATY	$ 20.887
10	South State Corporation	SSB	$ 41.960	35	First Bancorp	FBP	$ 20.785
11	**PacWest Bancorp**	**PACW**	**$ 40.443**	36	Independent Bank Corp	INDB	$ 20.423
12	F.N.B. Corporation	FNB	$ 39.513	37	Atlantic Union Bankshares	AUB	$ 20.065
13	Pinnacle Financial Partners, Inc.	PNFP	$ 38.469	38	Washington Federal, Inc.	WAFD	$ 19.973
14	Prosperity Bancshares, Inc.	PB	$ 37.834	39	First Interstate Bancsystem, Inc.	FIBK	$ 19.672
15	Commerce Bankshares, Inc.	CBSH	$ 36.689	40	Home Bancshares, Inc.	HOMB	$ 18.052
16	Hancock Whitney Corporation	HWC	$ 36.531	41	Hope Bancorp, Inc.	HOPE	$ 17.889
17	BankUnited, Inc.	BKU	$ 35.815	42	Trustmark Corporation	TRMK	$ 17.596
18	Associated Banc-Corp	ASB	$ 35.104	43	First Financial Bancorp	FFBC	$ 16.329
19	Webster Financial Corporation	WBS	$ 34.916	44	CVB Financial Corp.	CVBF	$ 15.884
20	Texas Capital Bankshares, Inc.	TCBI	$ 34.732	45	WSFS Financial Corporation	WSFS	$ 15.777
21	United Bankshares, Inc.	UBSI	$ 29.329	46	Community Bank Systems, Inc.	CBU	$ 15.553
22	Bank OZK	OZK	$ 26.530	47	Provident Financial Services, Inc.	PFS	$ 13.781
23	Glacier Bancorp, Inc.	GBCI	$ 25.941	48	First Financial Bankshares, Inc.	FFIN	$ 13.102
24	Fulton Financial Corporation	FULT	$ 25.796	49	First Commonwealth Financial Corporation	FCF	$ 9.545
25	First Hawaiian Inc.	FHB	$ 24.992	50	Brookline Bancorp, Inc.	BRKL	$ 8.603

Source: S&P Global Market Intelligence. Total assets as of December 31, 2021.
Banks in the KRX Index as of March 31, 2022.

PacWest Bancorp

First Quarter 2022 | PACW | p. 32

First Quarter 2022 | PACW | p. 33 This communication contains certain forward - looking information about PacWest Bancorp (the “Company”) that is intended to be covered by the safe harbor for “forward - looking statements” provided by the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about future financial and operational results, expectations, or intentions are forward - looking statements. Such statements are based on information available at the time of the communication and are based on current beliefs and expectations of the Company’s management and are subject to significant risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance, or achievements to differ materially from those expressed in them. The ongoing COVID - 19 pandemic continues to affect PacWest Bancorp, its employees, customers and third - party service providers, and the ultimate extent of the impacts on its business, financial position, results of operations, liquidity and prospects is uncertain, due in part to new variants of COVID - 19. The risks from the COVID - 19 pandemic have decreased as the pandemic subsides, however, new variants may continue to impact key macro - economic indicators such as unemployment and GDP and may have a material impact on our allowance for credit losses and related provision for credit losses. Continued deterioration in general business and economic conditions could adversely affect PacWest Bancorp’s revenues and the values of its assets and liabilities, including goodwill, lead to a tightening of credit and increase stock price volatility. In addition, PacWest Bancorp’s results could be adversely affected by changes in interest rates, sustained high unemployment rates, deterioration in the credit quality of its loan portfolio or in the value of the collateral securing those loans, deterioration in the value of its investment securities, and legal and regulatory developments. Actual results may differ materially from those set forth or implied in the forward - looking statements due to a variety of factors, including the risk factors described in documents filed by the Company with the U.S. Securities and Exchange Commission. We are under no obligation (and expressly disclaim any such obligation) to update or alter our forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . Forward - Looking Statements